IDEX Mutual Funds

Supplement dated June 30, 2003 to Statement of Additional Information (“SAI”) dated March 1, 2003, as supplemented March 12, 2003

At a meeting of the Board of Trustees on June 10, 2003, the Board approved the following:

On or about September 15, 2003, Templeton Investment Counsel, LLC (“Templeton”) is scheduled to be added as a co-sub-adviser to IDEX Great Companies Global[2]. Templeton is scheduled to assume responsibility for managing the non-U.S. portion of the fund, and Great Companies, L.L.C. will maintain responsibility for the U.S. equity component. The overall advisory fee and sub-advisory fee will remain the same. The fund will then be renamed “IDEX Templeton Great Companies Global.”

_________________

The following replaces the last sentence in the second paragraph under the section titled “Custodian, Transfer Agent and Other Affiliates” on Page 72:

Each fund pays the transfer agent an annual per-account charge of $20.00 for each Open Account and $1.63 for each Closed Account. There is no new account charge.

_________________

The following Board member is added as a member of the Audit Committee under the section titled “Committees of the Board — Audit” on Page 81:

Daniel Calabria

_________________

The following disclosure is added to the end of the section titled “Purchase of Shares” on Page 83:

In addition to those categories of investors who qualify for reductions or waivers of sales charges and/or redemption charges in connection with transactions in Class A shares, investors that previously have paid a front-end sales charge in connection with an investment in another mutual fund and whose broker has entered into a dealer agreement with AFSG may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with an investment in the IDEX funds following a redemption of shares of another mutual fund in which they invested. Shareholders whose investments are exchanged from one class of shares of an IDEX fund to another class of shares of the same IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and redemption charges in connection with the exchange. Please ask your broker about the availability of such a waiver or reduction.

_________________

The following disclosure is added to the end of the first paragraph in the section titled “Dealer Reallowances” on Page 83:

From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

_________________

The following disclosure replaces the second paragraph in the section titled “Dealer Reallowances” on Page 84:

AFSG or its affiliates may also pay dealers or financial institutions from its own funds or for administrative or distribution services with respect to investor accounts.

_________________